Exhibit 99.2

First Quarter 2007 Supplemental Financial Information May 2, 2007

DTE Energy Company
Consolidated Statement of Financial Position

	(Unaudited)
	March 31	December 31
	2007	2006
(in Millions)
ASSETS
Current Assets
Cash and cash equivalents	$144	$147
Restricted cash	90	146
Accounts receivable (less allowance for doubtful accounts of $178 and $170, respectively
Customer	1,517	1,427
Collateral held by others	65	68
Other	255	442
Accrued power and gas supply cost recovery revenue	92	117
Inventories
Fuel and gas	410	562
Materials and supplies	159	153
Deferred income taxes	236	245
Assets from risk management and trading activities	395	461
Other	177	193

	3,540	3,961

Investments
Nuclear decommissioning trust funds	759	740
Other	503	505

	1,262	1,245

Property
Property, plant and equipment	19,490	19,224
Less accumulated depreciation and depletion	(7,869)	(7,773)

	11,621	11,451

Other Assets
Goodwill	2,057	2,057
Regulatory assets	3,194	3,226
Securitized regulatory assets	1,208	1,235
Intangible assets	89	72
Notes receivable	143	164
Assets from risk management and trading activities	119	164
Prepaid pension assets	72	71
Other	131	139

	7,013	7,128

Total Assets	$23,436	$23,785

The Consolidated Statement of Financial Position (Unaudited) should be read in conjunction with the Notes to Consolidated Financial Statements appearing in Forms 10K and 10Q.

DTE Energy Company
Consolidated Statement of Financial Position

	(Unaudited)
	March 31	December 31
	2007	2006
(in Millions, Except Shares)
LIABILITIES AND SHAREHOLDERS’ EQUITY
Current Liabilities
Accounts payable	$1,051	$1,145
Accrued interest	97	115
Dividends payable	94	94
Short-term borrowings	946	1,131
Gas inventory equalization	278	—
Current portion of long-term debt, including capital leases	372	354
Liabilities from risk management and trading activities	392	437
Other	757	888

	3,987	4,164

Long-Term Debt (net of current portion)
Mortgage bonds, notes and other	5,885	5,918
Securitization bonds	1,124	1,185
Trust preferred-linked securities	289	289
Capital lease obligations	80	82

	7,378	7,474

Other Liabilities
Deferred income taxes	1,450	1,465
Regulatory liabilities	784	765
Asset retirement obligations	1,239	1,221
Unamortized investment tax credit	117	120
Liabilities from risk management and trading activities	200	259
Liabilities from transportation and storage contracts	142	157
Accrued pension liability	388	388
Accrued postretirement liability	1,420	1,414
Deferred gains from asset sales	18	36
Nuclear decommissioning	122	119
Other	331	312

	6,211	6,256

Commitments and Contingencies

Minority Interest	44	42

Shareholders’ Equity
Common stock, without par value, 400,000,000 shares authorized, 176,064,812 and 177,138,060 shares issued and outstanding, respectively	3,440	3,467
Retained earnings (less FIN 48 cumulative effect adjustment of $5 in 2007)	2,602	2,593
Accumulated other comprehensive loss	(226)	(211)

	5,816	5,849

Total Liabilities and Shareholders’ Equity	$23,436	$23,785

DTE Energy Company
Consolidated Statement of Cash Flows (Unaudited)

	Three Months Ended
	March 31
(in Millions)	2007	2006
Operating Activities
Net Income	$134	$136
Adjustments to reconcile net income to net cash from operating activities:
Depreciation, depletion and amortization	225	225
Deferred income taxes	(6)	64
Gain on sale of interests in synfuel projects	(52)	(21)
Impairment of synfuel projects	16	—
Loss on sale of assets, net	11	—
Partners’ share of synfuel project losses	(59)	(71)
Contributions from synfuel partners	36	70
Cumulative effect of accounting changes	—	(1)
Change in assets and liabilities, exclusive of changes shown separately	327	211

Net cash from operating activities	632	613

Investing Activities
Plant and equipment expenditures – utility	(306)	(264)
Plant and equipment expenditures – non-utility	(69)	(71)
Acquisitions, net of cash acquired	—	(23)
Proceeds from sale of interests in synfuel projects	113	72
Refunds to synfuel partners	(8)	—
Proceeds from sale of assets, net	5	29
Restricted cash for debt redemptions	57	23
Proceeds from sale of nuclear decommissioning trust fund assets	57	37
Investment in nuclear decommissioning trust funds	(66)	(47)
Other investments	(7)	(16)

Net cash used for investing activities	(224)	(260)

Financing Activities
Redemption of long-term debt	(77)	(70)
Short-term borrowings, net	(185)	(193)
Repurchase of common stock	(55)	(8)
Dividends on common stock	(94)	(91)
Other	—	(4)

Net cash used for financing activities	(411)	(366)

Net Decrease in Cash and Cash Equivalents	(3)	(13)
Cash and Cash Equivalents at Beginning of the Period	147	88

Cash and Cash Equivalents at End of the Period	$144	$75

The Consolidated Statement of Cash Flows (Unaudited) should be read in conjunction with the Notes to Consolidated Financial Statements appearing in Forms 10K and 10Q.

The Detroit Edison Company
Consolidated Statement of Operations (unaudited)

	Three Months Ended
	March 31
(in Millions)	2007	2006
Operating Revenues	$1,094	$1,050

Operating Expenses
Fuel and purchased power	354	309
Operation and maintenance	348	344
Depreciation and amortization	182	167
Taxes other than income	72	69
Asset (gains) and losses, net	7	—

	963	889

Operating Income	131	161

Other (Income) and Deductions
Interest expense	74	72
Interest income	(1)	—
Other income	(11)	(7)
Other expenses	9	10

	71	75

Income Before Income Taxes	60	86

Income Tax Provision	20	27

Reported Earnings	$40	$59

Adjustments
Effective tax rate normalization	2	—
Detroit Thermal reserve	6	—
Performance Excellence Process	—	8

	8	8

Operating Earnings	$48	$67

The Consolidated Statement of Operations (Unaudited) should be read in conjunction with the Notes to Consolidated Financial Statements appearing in Forms 10K and 10Q.

Michigan Consolidated Gas Company
Consolidated Statement of Operations (unaudited)

	Three Months Ended March 31
(in Millions)	2007	2006
Operating Revenues	$861	$863

Operating Expenses
Cost of gas	613	624
Operation and maintenance	109	119
Depreciation and amortization	21	23
Taxes other than income	15	15
Asset (gains) and losses, net	2	—

	760	781

Operating Income	101	82

Other (Income) and Deductions
Interest expense	15	17
Interest income	(2)	(2)
Other income	(3)	(2)
Other expenses	1	1

	11	14

Income Before Income Taxes	90	68

Income Tax Provision	23	18

Reported Earnings	$67	$50

Adjustments
Effective tax rate normalization	(6)	(4)
Performance Excellence Process	1	2

	(5)	(2)

Operating Earnings (Loss)	$62	$48

The Consolidated Statement of Operations (Unaudited) should be read in conjunction with the Notes to Consolidated Financial Statements appearing in Forms 10K and 10Q.

DTE Energy Debt/Equity Calculation
As of March 31, 2007
($ millions)

Short-term borrowings	$946
Current portion of long-term debt, including capital leases	372
Mortgage bonds, notes and other	5,885
Securitization bonds	1,124
Capital lease obligations	80
less MichCon short-term debt	(123)
less Securitization bonds, including current portion	(1,238)

Total debt	7,046

Trust preferred-linked securities	289

Total preferred/ other	289

Equity	5,816

Total capitalization	$13,151

Debt	53.6%
Preferred	2.2%
Common shareholders’ equity	44.2%

Total	100.0%

Sales Analysis — Q1 2007
Electric Sales — Detroit Edison Service Area (GWh)

	Q1 2007	Q1 2006	% Change

Residential	3,786	3,836	-1%
Commercial	4,309	4,008	8%
Industrial	3,374	3,153	7%
Other	845	782	8%

	12,314	11,779	5%
Choice*	518	1,363	-62%

TOTAL SALES	12,832	13,142	-2%

*	Includes Dearborn Industrial Group sales
Gas Sales — MichCon Service Area (Mcf)

	Q1 2007	Q1 2006	% Change

Residential	52,728,330	48,165,971	9%
Commercial	15,304,811	16,385,031	-7%
Industrial	683,318	541,165	26%

	68,716,459	65,092,167	6%

End User Transportation*	48,771,743	43,453,449	12%

TOTAL SALES	117,488,202	108,545,616	8%

*	Includes choice customers
Electric Revenue — Detroit Edison Service Area ($000s)

	Q1 2007	Q1 2006	% Change

Residential	407,897	385,971	6%
Commercial	390,519	344,029	14%
Industrial	217,696	185,072	18%
Other	43,580	37,902	15%

	1,059,692	952,974	11%
Choice*	12,610	30,072	-58%

TOTAL REVENUES	1,072,302	983,046	9%

*	Distribution charge, includes Dearborn Industrial Group revenues
Gas Revenue — MichCon Service Area ($000s)

	Q1 2007	Q1 2006	% Change

Residential	497,036	607,843	-18%
Commercial	145,043	206,061	-30%
Industrial	6,449	6,675	-3%

	648,528	820,579	-21%
End User Transportation*	52,005	44,981	16%

TOTAL REVENUES	700,533	865,560	-19%

*	Includes choice customers
Weather
Cooling Degree Days
Detroit Edison service territory

	Q1 2007	Q1 2006	% Change

Actuals	0	0	n/m
Normal	0	0	n/m

Deviation from normal	n/m	n/m
Heating Degree Days
MichCon service territory

	Q1 2007	Q1 2006	% Change

Actuals	3,217	2,851	13%
Normal	3,291	3,288

Deviation from normal	-2%	-13%